UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

GOVERNMENT

SECURITIES FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   DECEMBER 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. This decline in growth was largely attributed to higher energy prices. However, third quarter 2004 GDP rose a solid 4.0%. While fourth quarter GDP figures have not yet been released, we expect growth to continue.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that the Fed would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments in August, September, November and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at its February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser

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and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 3, 2005

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MANAGER OVERVIEW

FRANCIS

MUSTARO

Vice President and

Investment Officer

MARK

LINDBLOOM

Vice President and

Investment Officer

Special Shareholder Notice

Effective May 4, 2004, Smith Barney Government Securities Fund changed its benchmark from the Lehman Brothers Government Bond Indexiv to the Citigroup Treasury/Mortgage Index.v Management views the Citigroup Treasury/Mortgage Index as a more appropriate index reflecting more closely the current composition of the fund’s portfolio of securities. The Citigroup Treasury/Mortgage Index is a component of the Citigroup U.S. Broad Investment-Grade (“USBIG”) Bond Index.vi

Performance Review

For the 12 months ended December 31, 2004, Class A shares of the Smith Barney Government Securities Fund, excluding sales charges, returned 3.63%. These shares outperformed the average return of funds in the Lipper General U.S. Government Funds Category,1 which was 3.19% during the same period. The fund’s unmanaged benchmark, the Citigroup Treasury/Mortgage Index,v returned 4.27% during the period, while the Lehman Brothers Government Bond Indexiv returned 3.48%.

Market Overview

As widely anticipated, the Fed raised its federal funds target rate during 2004, bringing it to 2.25%, at year end, from 1.00%, which had been its lowest level in more than 40 years. Even though we believe the market fully expected the 25 basis pointvii hike in the federal funds rate in late June, and each successive meeting thereafter, the wording of the statements following the meetings

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 187 funds in the fund’s Lipper category, and excluding sales charges.

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PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Class A Shares — Government Securities Fund	3.58%	3.63%

Citigroup Treasury/Mortgage Index	3.92%	4.27%

Lehman Brothers Government Bond Index	3.61%	3.48%

Lipper General U.S. Government Funds Category Average	3.52%	3.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 1 shares returned 3.64%, Class B shares returned 3.31%, Class C shares returned 3.35% and Class Y shares returned 3.86% over the six months ended December 31, 2004. Excluding sales charges, Class 1 shares returned 3.76%, Class B shares returned 3.09%, Class C shares returned 3.29% and Class Y shares returned 4.09% over the twelve months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 190 funds for the six-month period and among the 187 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

seemed to still generate some anxiety. The Fed continued to reiterate throughout the year that it would increase rates, “at a pace that is likely to be measured,” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” The yield on the 10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury market rallied after the Fed’s initial 25 basis point rate hike, and remained range-bound for the remainder of the year.

Investors spent much of the year dissecting language from the Fed’s statements for clues on its assessment of the U.S. economy and the pace of future rate hikes.

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The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recession.viii Although we think a series of one-off events — surging oil prices, hurricanes, the waning effects of the 2002-2003 tax cuts, etc. — undoubtedly restrained growth in 2004, the economy as measured by GDP proved resilient enough to grow approximately 4.0% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past yearix, but the pace of improvements has been uneven from month-to-month. Given the combination of strong GDP results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy, to us, appears to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration.x U.S. Treasuries generally finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes, as the U.S. Treasury curve flattened during the second half of the year.

Factors Impacting Fund Performance

During the 12 months ended December 31, 2004, we generally positioned the portfolio defensively. Our shorter duration versus the benchmark, however, slightly detracted from overall absolute returns throughout the period, as the 10+ year part of the curve held up better than many market participants expected. On the other hand, the portfolio was structured to underweight shorter maturities, and the flattening yield curve positively impacted fund returns.

Given current tight spread levels within the spread sectorsxi of the market, we decreased our exposure to U.S. Government Agency securities and, to a lesser extent, asset-backed and mortgage-backed securities and increased the fund’s holdings of U.S. Treasury securities. Within the mortgage-backed securities sector, we added to positions of hybrid ARM securitiesxii, as we viewed that sector to be undervalued. We continue to monitor our tactical sector allocations and expect to make adjustments if interest rate volatility increases and rates start to rise on the 10-year part of the yield curve.

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Thank you for your investment in the Smith Barney Government Securities Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Mark Lindbloom Vice President and Investment Officer	Francis Mustaro Vice President and Investment Officer

January 27, 2005

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The fund’s top sector holdings (as a percentage of net assets) as of December 31, 2004 were: U.S. Government Agency Obligations (52.0%), U.S. Government Obligations (22.6%), Collateralized Mortgage Obligations (18.9%), Others (15.3%). The fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, fixed-income securities are subject to interest rate and market risks. As interest rates rise, bond prices fall, reducing the value of the fund’s shares. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the fund’s portfolio, not the fund’s shares. Please note that the fund’s shares are not guaranteed by the U.S. government or its agencies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years.
[v]	The Citigroup Treasury/Mortgage Index is a component of the Citigroup U.S. Broad Investment-Grade (“USBIG”) Bond Index. It includes institutionally-traded fixed rate U.S. Treasury securities and mortgages. Mortgages are comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.
vi	The Citigroup U.S. Broad Investment-Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.
vii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
viii	Source: Based upon gross domestic product data from the Bureau of Economic Analysis.
ix	Based upon data from the U.S. Department of Labor.
[x]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
xi	Spread sectors are segments of the fixed-income market other than U.S. Treasury securities. The other major fixed-income spread sectors include investment-grade and high-yield corporate bonds, mortgage securities, and non-dollar denominated and emerging market bonds.
xii	Hybrid ARM securities are 30 year adjustable-rate mortgages that have a fixed rate for the first several years after issuance.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	3.64%	$1,000.00	$1,036.40	0.85%	$4.35

Class A	3.58	1,000.00	1,035.80	0.98	5.01

Class B	3.31	1,000.00	1,033.10	1.51	7.72

Class C(4)	3.35	1,000.00	1,033.50	1.42	7.26

Class Y	3.86	1,000.00	1,038.60	0.57	2.92

(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value and does not reflect applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,020.86	0.85%	$4.32

Class A	5.00	1,000.00	1,020.21	0.98	4.98

Class B	5.00	1,000.00	1,017.55	1.51	7.66

Class C(3)	5.00	1,000.00	1,018.00	1.42	7.20

Class Y	5.00	1,000.00	1,022.27	0.57	2.90

(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns (unaudited)(1)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	3.76%	3.63%	3.09%	3.29%	4.09%
Five Years Ended 12/31/04	N/A	6.45	5.89	5.99	6.86
Ten Years Ended 12/31/04	N/A	6.20	5.65	5.73	N/A
Inception* through 12/31/04	6.25	5.94	6.94	5.13	5.77

	With Sales Charges(4)
	Class 1	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	(3.28)%	(1.07)%	(1.40)%	2.29%	4.09%
Five Years Ended 12/31/04	N/A	5.49	5.73	5.99	6.86
Ten Years Ended 12/31/04	N/A	5.71	5.65	5.73	N/A
Inception* through 12/31/04	4.54	5.54	6.94	5.13	5.77

Cumulative Total Returns (unaudited)(1)

Without Sales Charges(2)
Class 1 (Inception* through 12/31/04)	29.77%
Class A (12/31/94 through 12/31/04)	82.44
Class B (12/31/94 through 12/31/04)	73.29
Class C(3) (12/31/94 through 12/31/04)	74.56
Class Y (Inception* through 12/31/04)	64.68
(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSCs with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charges of 6.75% and 4.50%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class 1, A, B, C and Y shares are September 12, 2000, November 6, 1992, March 20, 1984, February 4, 1993 and February 7, 1996, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Government Securities Fund vs. Lehman Brothers Government Bond Index, Citigroup Treasury/Mortgage Index and Lipper General U.S. Government Peer Group Average†

December 1994 — December 2004

†	Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2004. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Citigroup Treasury/Mortgage Index is a component of the Citigroup U.S. Broad Investment-Grade (USBIG) Bond Index. It includes institutionally-traded fixed rate U.S. Treasury securities and mortgages. The Lipper General U.S. Government Peer Group Average is composed of the Fund’s peer group of 187 mutual funds investing in U.S. Government securities as of December 31, 2004. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

It is the opinion of management that the Citigroup Treasury/Mortgage Index more accurately reflects the current composition of the Fund than the Lehman Brothers Government Bond Index. In future reports, the Citigroup Treasury/Mortgage Index will be used as the basis of comparison of total returns for all periods shown.

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Schedule of Investments	December 31, 2004

FACE AMOUNT	SECURITY	VALUE

U.S. GOVERNMENT OBLIGATIONS — 22.6%
	U.S. Treasury Notes:
$28,750,000	2.875% due 11/30/06	$28,669,155
18,850,000	3.625% due 7/15/09	18,910,395
3,000,000	3.500% due 8/15/09	2,992,737
13,250,000	3.375% due 10/15/09	13,123,714
3,700,000	4.250% due 8/15/13	3,730,355
6,000,000	4.250% due 11/15/14	6,017,580
	U.S. Treasury Bonds:
10,280,000	7.250% due 5/15/16 (a)	12,870,889
8,800,000	8.750% due 8/15/20	12,722,882
25,100,000	7.250% due 8/15/22	32,356,460
29,850,000	5.500% due 8/15/28	32,317,312
13,500,000	6.125% due 8/15/29	15,854,076

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $178,412,594)	179,565,555

U.S. GOVERNMENT AGENCY OBLIGATIONS — 52.0%
U.S. Government Agency Notes — 10.4%
	Department of Housing and Urban Development, Serial Debentures, Series 2003-A:
5,000,000	5.530% due 8/1/20	5,158,355
5,000,000	5.590% due 8/1/21	5,221,640
	Federal Home Loan Bank (FHLB), Notes:
7,500,000	2.100% due 10/13/06	7,360,358
4,000,000	Series 192, 5.125% due 3/6/06	4,095,108
25,000,000	Series 444, 2.000% due 2/13/06 (b)	24,724,825
3,255,000	Series 8A07, 3.250% due 7/30/07	3,245,928
	Federal Home Loan Mortgage Corp. (FHLMC):
5,000,000	Medium-Term Notes, 4.000% due 11/7/08	5,003,450
23,300,000	Reference Notes, 5.250% due 1/15/06	23,805,074
4,000,000	Federal National Mortgage Association (FNMA), Benchmark Notes,
	4.750% due 2/21/13	3,982,516

		82,597,254

U.S. Government Agency Mortgage Pass-Throughs — 41.6%
	Federal Home Loan Mortgage Corp., Gold (FHLMC):
2,440,999	15 Year, 6.500% due 6/1/16 (c)	2,585,670
17,036,261	20 Year, 6.000% due 1/1/24 (b)	17,712,883
65,498	30 Year, 6.500% due 6/1/31 (c)	68,812
2,065,375	30 Year, 6.000% due 1/1/32 (c)	2,138,105
7,075,223	30 Year, 7.000% due 7/1/32 (c)	7,500,853
11,913,638	30 Year, 5.000% due 9/1/33	11,859,499

See Notes to Financial Statements.

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Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	SECURITY	VALUE

U.S. Government Agency Mortgage Pass-Throughs — 41.6% (continued)
	Federal National Mortgage Association (FNMA):
$ 1,869,923	15 Year, 5.500% due 12/1/16 (c)	$1,936,231
4,524,891	15 Year, 5.000% due 9/1/18 (c)	4,604,378
10,543,892	20 Year, 6.000% due 11/1/22	10,980,568
34,449,689	20 Year, 5.500% due 9/1/23 (c)	35,251,577
19,551,201	20 Year, 6.500% due 6/1/24	20,623,144
4,615,775	30 Year, 7.500% due 4/1/32 (c)	4,947,065
2,948,193	30 Year, 7.000% due 5/1/32 (c)	3,126,568
1,077,393	30 Year, 6.000% due 7/1/32 (c)	1,115,887
2,098,861	30 Year, 6.500% due 7/1/32 (c)	2,203,766
6,277,015	30 Year, 4.593% due 4/1/33 (d)	6,367,373
4,688,421	30 Year, 4.510% due 6/1/33 (d)	4,705,680
12,132,121	30 Year, 4.491% due 8/1/33 (d)	12,201,336
12,856,262	30 Year, 5.000% due 10/1/33	12,784,864
15,268,240	30 Year, 4.936% due 8/1/34 (d)	15,554,634
13,251,279	30 Year, 4.958% due 8/1/34 (d)	13,585,554
18,730,138	30 Year, 5.088% due 8/1/34 (d)	19,096,795
18,487,106	30 Year, 4.721% due 10/1/34 (d)	18,723,502
45,000,000	30 Year, 4.500% due 1/13/35 (e)(f)	43,495,290
	Government National Mortgage Association (GNMA):
795,529	30 Year, 7.500% due 9/15/31 (c)	854,758
4,615,352	30 Year, 7.000% due 11/15/31 (c)	4,908,891
1,749,640	30 Year, 6.500% due 5/15/32 (c)	1,843,971
18,717,263	30 Year, 5.000% due 9/15/33 (c)	18,763,512
15,500,000	30 Year, 5.000% due 1/20/35 (e)(f)	15,500,000
15,000,000	30 Year, 5.500% due 1/20/35 (e)(f)	15,309,375

		330,350,541

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost — $409,610,187)	412,947,795

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.9%
10,000,000	Bank of America Mortgage Securities, Whole Loan, Series 2004-L, Class 4A1, 5.180% due 1/25/35 (d)(g)	10,100,000
6,844,450	Countrywide Home Loans Mortgage Pass-Through Trust, Whole Loan, Series 2003-HYB1, Class 1A1, 3.793% due 5/19/33 (d)	6,824,146
	CS First Boston Mortgage Securities Corp., Whole Loan:
3,927,900	Series 2002-10, Class 2A1, 7.500% due 5/25/32	4,038,450
4,504,674	Series 2003-8, Class 5A1, 6.500% due 4/25/33	4,589,743

See Notes to Financial Statements.

14        Smith Barney Government Securities Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.9% (continued)
	Fannie Mae:
$ 3,040,986	Series 2001-81, Class HE, 6.500% due 1/25/32	$3,187,072
	Whole Loan:
17,500,000	Series 2002-W10, Class A4, 5.700% due 8/25/42	17,986,563
5,000,000	Series 2003-W10, Class 1A4, 4.505% due 6/25/43	4,788,833
	Series 2003-W12, REMIC Trust:
15,000,000	Class 1A6, 4.500% due 6/25/43	15,090,741
14,500,000	Class 2A4, 3.350% due 6/25/43	14,249,498
15,000,000	Class 2A7, 4.680% due 6/25/43	14,641,994
16,992,160	Freddie Mac, Series 2446, Class KL, 6.000% due 5/15/32	17,683,756
	Government National Mortgage Association (GNMA):
7,000,000	Series 2001-19, Class OH, 6.500% due 5/16/31	7,429,712
3,200,000	Series 2004-26, Class GE, 5.000% due 4/16/34	3,107,691
4,485,195	Series 2004-27, Class PD, 5.500% due 4/20/34	4,539,557
14,741,000	Series 2004-87, Class LE, 5.000% due 10/20/34	14,172,583
2,125,884	GSR Mortgage Loan Trust, Whole Loan, Series 2003-1, Class A11, 4.279% due 3/25/33 (d)	2,134,331
5,105,834	Washington Mutual Pass-Through Certificates, Whole Loan,
	Series 2003-AR5, Class A7, 4.208% due 6/25/33 (d)	5,124,187

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $149,976,473)	149,688,857

ASSET-BACKED SECURITIES — 0.0%
305,958	Fannie Mae, Whole Loan, Series 2002-W12, Class AF3, 3.462% due 2/25/33 (Cost — $305,956)	305,682

CONTRACTS
OPTIONS PURCHASED — 0.0%
50	U.S. Treasury Notes, Put @ $110, Expire 1/21/05	5,469
50	U.S. Treasury Notes, Put @ $111, Expire 1/21/05	14,062

	TOTAL PURCHASED OPTIONS (Cost — $24,602)	19,531

	SUB-TOTAL INVESTMENTS (Cost — $738,329,812)	742,527,420

See Notes to Financial Statements.

15        Smith Barney Government Securities Fund      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 15.3%
$121,318,000	Bank of America Securities LLC dated 12/31/04, 2.150% due 1/3/05; Proceeds at maturity — $121,339,736; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.375% due 1/7/05 to 7/15/32; Market value — $123,747,343) (Cost — $121,318,000)	$121,318,000

	TOTAL INVESTMENTS — 108.8% (Cost — $859,647,812*)	863,845,420
	Liabilities in Excess of Other Assets — (8.8)%	(69,849,468)

	TOTAL NET ASSETS — 100.0%	$793,995,952

(a)	All or a portion of this security is held as collateral for open futures contracts and/or options written.
(b)	All or a portion of this security is segregated for “to-be-announced” securities, open futures contracts and/or open mortgage dollar rolls.
(c)	Date shown represents the last in range of maturity dates of mortgage certificates owned.
(d)	Variable rate security.
(e)	Security is traded on a “to-be-announced” basis (See Note 1).
(f)	Security acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
*	Aggregate cost for federal income tax purposes is $859,834,552.

Abbreviation used in this schedule:
REMIC — Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

16        Smith Barney Government Securities Fund      |      2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $738,329,812)	$742,527,420
Repurchase agreement, at value (Cost — $121,318,000)	121,318,000

Total investments, at value (Cost — $859,647,812)	863,845,420
Cash	712
Receivable for securities sold	15,942,938
Interest receivable	5,781,209
Receivable for Fund shares sold	628,180
Prepaid expenses	33,315

Total Assets	886,231,774

LIABILITIES:
Payable for securities purchased	90,497,226
Payable for Fund shares reacquired	765,576
Transfer agency services payable	267,402
Investment advisory fee payable	242,822
Administration fee payable	127,202
Deferred mortgage dollar roll income	116,512
Distribution plan fees payable	73,331
Payable to broker — variation margin for open futures contracts	45,281
Directors’ fees payable	695
Accrued expenses	99,775

Total Liabilities	92,235,822

Total Net Assets	$793,995,952

NET ASSETS:
Par value of capital shares (Note 6)	$80,440
Capital paid in excess of par value	863,375,344
Accumulated net realized loss from investment transactions, futures contracts and options	(73,589,682)
Net unrealized appreciation of investments, futures contracts and options	4,129,850

Total Net Assets	$793,995,952

Shares Outstanding:
Class 1	9,689,897

Class A	36,295,696

Class B	10,426,722

Class C	1,764,088

Class Y	22,263,904

Net Asset Value:
Class 1 (and redemption price)	$9.87

Class A (and redemption price)	$9.86

Class B *	$9.87

Class C *	$9.87

Class Y (and redemption price)	$9.88

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 6.75%)	$10.58

Class A (based on maximum sales charge of 4.50%)	$10.32

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

17        Smith Barney Government Securities Fund      |      2004 Annual Report

Statement of Operations

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest	$34,820,481

EXPENSES:
Investment advisory fee (Note 2)	2,853,415
Distribution plan fees (Notes 2 and 4)	1,880,535
Administration fee (Note 2)	1,630,523
Transfer agency services (Notes 2 and 4)	918,861
Shareholder communications (Note 4)	103,025
Audit and legal	86,654
Custody	67,283
Directors’ fees	60,630
Registration fees	50,484
Other	26,227

Total Expenses	7,677,637
Less: Investment advisory fee waiver (Notes 2 and 8)	(111,047)

Net Expenses	7,566,590

Net Investment Income	27,253,891

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	(997,005)
Futures contracts	(918,065)
Options written	329,701
Options purchased	12,603

Net Realized Loss	(1,572,766)

Net Change in Unrealized Appreciation/Depreciation of Investments, Futures Contracts and Options	3,639,428

Net Gain on Investments, Futures Contracts and Options	2,066,662

Increase in Net Assets From Operations	$29,320,553

See Notes to Financial Statements.

18        Smith Barney Government Securities Fund      |      2004 Annual Report

Statements of Changes in Net Assets

For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$27,253,891	$29,764,293
Net realized gain (loss)	(1,572,766)	16,255,082
Net change in unrealized appreciation/depreciation	3,639,428	(29,738,257)

Increase in Net Assets From Operations	29,320,553	16,281,118

DIVIDENDS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(30,549,653)	(34,453,798)
Return of capital	(308,494)	—

Decrease in Net Assets From Dividends to Shareholders	(30,858,147)	(34,453,798)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	90,505,996	386,472,159
Net asset value of shares issued for reinvestment of dividends	22,219,131	25,587,043
Cost of shares reacquired	(181,959,088)	(452,174,543)

Decrease in Net Assets From Fund Share Transactions	(69,233,961)	(40,115,341)

Decrease in Net Assets	(70,771,555)	(58,288,021)
NET ASSETS:
Beginning of year	864,767,507	923,055,528

End of year*	$793,995,952	$864,767,507

* Includes undistributed net investment income of:	—	$833,093

See Notes to Financial Statements.

19        Smith Barney Government Securities Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

Class 1 Shares(1)	2004		2003		2002	2001	2000(2)
Net Asset Value, Beginning of Period	$ 9.89		$10.08		$ 9.53	$ 9.47	$ 9.17

Income (Loss) From Operations:
Net investment income	0.34		0.33		0.39	0.44	0.12
Net realized and unrealized gain (loss)	0.02		(0.14)		0.54	0.09	0.38

Total Income From Operations	0.36		0.19		0.93	0.53	0.50

Less Dividends From:
Net investment income	(0.38)		(0.38)		(0.38)	(0.45)	(0.20)
Return of capital	(0.00	)*	—		—	(0.02)	—

Total Dividends	(0.38)		(0.38)		(0.38)	(0.47)	(0.20)

Net Asset Value, End of Period	$ 9.87		$ 9.89		$10.08	$ 9.53	$ 9.47

Total Return(3)	3.76%		1.95%		10.00%	5.74%	5.47	%‡

Net Assets, End of Period (millions)	$96		$108		$120	$117	$127

Ratios to Average Net Assets:
Expenses	0.82	%(4)	0.81%		0.85%	0.85%	0.58	%†
Net investment income	3.45		3.34		4.01	4.62	6.09	†

Portfolio Turnover Rate	138	%(5)	148	%(5)	280%	447%	280%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period September 12, 2000 (inception date) to December 31, 2000.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.84%.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

20        Smith Barney Government Securities Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2004		2003		2002	2001	2000
Net Asset Value, Beginning of Year	$ 9.88		$10.07		$ 9.52	$ 9.45	$ 8.99

Income (Loss) From Operations:
Net investment income	0.33		0.32		0.38	0.43	0.55
Net realized and unrealized gain (loss)	0.02		(0.14)		0.54	0.09	0.46

Total Income From Operations	0.35		0.18		0.92	0.52	1.01

Less Dividends From:
Net investment income	(0.37)		(0.37)		(0.37)	(0.45)	(0.55)
Return of capital	(0.00	)*	—		—	—	—

Total Dividends	(0.37)		(0.37)		(0.37)	(0.45)	(0.55)

Net Asset Value, End of Year	$ 9.86		$ 9.88		$10.07	$ 9.52	$ 9.45

Total Return(2)	3.63%		1.83%		9.88%	5.60%	11.65%

Net Assets, End of Year (millions)	$358		$378		$395	$334	$331

Ratios to Average Net Assets:
Expenses	0.97	%(3)	0.95%		0.91%	0.96%	0.92%
Net investment income	3.30		3.19		3.91	4.50	6.12

Portfolio Turnover Rate	138	%(4)	148	%(4)	280%	447%	280%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.98%.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

21        Smith Barney Government Securities Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2004		2003		2002	2001	2000
Net Asset Value, Beginning of Year	$ 9.89		$10.08		$ 9.53	$ 9.46	$ 9.00

Income (Loss) From Operations:
Net investment income	0.27		0.27		0.33	0.37	0.50
Net realized and unrealized gain (loss)	0.03		(0.14)		0.54	0.10	0.46

Total Income From Operations	0.30		0.13		0.87	0.47	0.96

Less Dividends From:
Net investment income	(0.32)		(0.32)		(0.32)	(0.40)	(0.50)
Return of capital	(0.00	)*	—		—	—	—

Total Dividends	(0.32)		(0.32)		(0.32)	(0.40)	(0.50)

Net Asset Value, End of Year	$ 9.87		$ 9.89		$10.08	$ 9.53	$ 9.46

Total Return(2)	3.09%		1.30%		9.29%	5.05%	11.06%

Net Assets, End of Year (millions)	$103		$122		$132	$78	$61

Ratios to Average Net Assets:
Expenses	1.50	%(3)	1.51%		1.42%	1.48%	1.44%
Net investment income	2.77		2.64		3.41	3.94	5.62

Portfolio Turnover Rate	138	%(4)	148	%(4)	280%	447%	280%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.51%.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

22        Smith Barney Government Securities Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2004		2003		2002	2001	2000
Net Asset Value, Beginning of Year	$ 9.88		$10.08		$ 9.53	$ 9.45	$ 8.99

Income (Loss) From Operations:
Net investment income	0.28		0.28		0.34	0.38	0.51
Net realized and unrealized gain (loss)	0.04		(0.15)		0.54	0.10	0.46

Total Income From Operations	0.32		0.13		0.88	0.48	0.97

Less Dividends From:
Net investment income	(0.33)		(0.33)		(0.33)	(0.40)	(0.51)
Return of capital	(0.00	)*	—		—	—	—

Total Dividends	(0.33)		(0.33)		(0.33)	(0.40)	(0.51)

Net Asset Value, End of Year	$ 9.87		$ 9.88		$10.08	$ 9.53	$ 9.45

Total Return(3)	3.29%		1.29%		9.39%	5.22%	11.10%

Net Assets, End of Year (millions)	$17		$25		$32	$17	$8

Ratios to Average Net Assets:
Expenses	1.42	%(4)	1.41%		1.39%	1.42%	1.37%
Net investment income	2.84		2.75		3.45	3.95	5.67

Portfolio Turnover Rate	138	%(5)	148	%(5)	280%	447%	280%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.44%.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

23        Smith Barney Government Securities Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares(1)	2004		2003		2002	2001	2000
Net Asset Value, Beginning of Year	$ 9.89		$10.08		$ 9.53	$ 9.45	$ 8.99

Income (Loss) From Operations:
Net investment income	0.36		0.36		0.41	0.47	0.59
Net realized and unrealized gain (loss)	0.04		(0.14)		0.55	0.09	0.45

Total Income From Operations	0.40		0.22		0.96	0.56	1.04

Less Dividends From:
Net investment income	(0.41)		(0.41)		(0.41)	(0.48)	(0.58)
Return of capital	(0.00	)*	—		—	—	—

Total Dividends	(0.41)		(0.41)		(0.41)	(0.48)	(0.58)

Net Asset Value, End of Year	$ 9.88		$ 9.89		$10.08	$ 9.53	$ 9.45

Total Return(2)	4.09%		2.17%		10.25%	6.07%	12.02%

Net Assets, End of Year (millions)	$220		$231		$130	$147	$229

Ratios to Average Net Assets:
Expenses	0.57	%(3)	0.57%		0.58%	0.60%	0.58%
Net investment income	3.70		3.54		4.25	4.94	6.47

Portfolio Turnover Rate	138	%(4)	148	%(4)	280%	447%	280%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment adviser voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.59%.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

24        Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Government Securities Fund (“Fund”), a separate diversified investment fund of Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

25       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option. The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call

26       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer, for which specific information is not known, for example the face amount and maturity date in Government National Mortgage Association (“GNMA”) transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty often in the form of a drop in the price of securities repurchased. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(h) Dividends and Distributions to Shareholders. Dividends from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains to shareholders of the Fund, if any, are

27       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(k) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $426,868 has been reclassified between paid-in capital and undistributed net realized loss and $4,295 has been reclassified between paid-in capital and undistributed net investment income as a result of permanent differences between the book and tax treatment of various items. Additionally, during the current year, $2,458,374 has been reclassified between accumulated net realized loss from investment transactions and overdistributed net investment income as a result of permanent differences attributable to income from mortgage-backed securities treated as capital gain for tax. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the following annual rates of the Fund’s average daily net assets: 0.35% up to $2 billion, 0.30% on the next $2 billion, 0.25% on the next $2 billion, 0.20% on the next $2 billion and then 0.15% of the Fund’s remaining average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

28       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

During the year ended December 31, 2004, SBFM voluntarily waived a portion of its investment advisory fees in the amount of $111,047.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. During the year ended December 31, 2004, the Fund paid transfer agent fees of $443,055 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, Class L shares were renamed as Class C shares.

There are maximum sales charges of 6.75% and 4.50% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2004, CGM and its affiliates received sales charges of approximately $111,000, $960,000 and $2,000 on sales of the Fund’s Class 1, A and C shares, respectively. In addition, for the year ended December 31, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$374,000	$7,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

29       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments, mortgage dollar rolls and proceeds from paydowns) were as follows:

Purchases	$1,120,861,549

Sales	1,093,601,858

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,796,009
Gross unrealized depreciation	(3,785,141)
Net unrealized appreciation	$4,010,868

At December 31, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury Notes	217	3/21/2005	$23,689,853	$23,768,281	$(78,428)
U.S. Treasury Notes	105	3/31/2005	22,018,014	22,007,344	10,670

Net Unrealized Loss on Open Futures Contracts					$(67,758)

At December 31, 2004, the Fund held purchased put options with a total cost of $24,602.

The following written call option transactions occurred during the year ended December 31, 2004:

	Number of Contracts	Premiums
Options written, outstanding at December 31, 2003	100	$127,519
Options written	305	352,464
Options closed	(256)	(269,765)
Options expired	(149)	(210,218)

Options written, outstanding at December 31, 2004	—	$0

During the year ended December 31, 2004, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,220,265,969. For the year ended December 31, 2004, the Fund recorded interest income of $3,633,289 related to such transactions.

30       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

At December 31, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $73,822,578.

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$913,932	$827,337	$139,266

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$235,957	$488,235	$167,771	$26,682	$216

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$16,433	$55,828	$25,445	$3,634	$1,685

5.	Dividends Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Investment Income
Class 1	$3,864,627	$4,431,931
Class A	13,630,128	14,748,030
Class B	3,527,399	4,400,077
Class C*	649,228	947,821
Class Y	8,878,271	8,733,971
Class Z**	—	1,191,968

Total	$30,549,653	$34,453,798

31       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2004	Year Ended December 31, 2003
Return of Capital
Class 1	$38,991	—
Class A	137,657	—
Class B	35,574	—
Class C*	6,526	—
Class Y	89,746	—

Total	$308,494	—

*	On April 29, 2004, Class L shares were renamed as Class C shares.
**	As of April 21, 2003, Class Z shares were fully redeemed.

6.	Capital Shares

At December 31, 2004, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class 1
Shares sold	321,233	$3,171,578	624,756	$6,278,724
Shares issued on reinvestment	396,096	3,903,676	443,186	4,431,895
Shares reacquired	(1,992,235)	(19,661,696)	(2,047,866)	(20,482,060)

Net Decrease	(1,274,906)	$(12,586,442)	(979,924)	$(9,771,441)

Class A
Shares sold	5,258,738	$51,889,739	16,082,725	$161,723,068
Shares issued on reinvestment	1,097,329	10,805,053	1,158,191	11,577,361
Shares reacquired	(8,361,745)	(82,335,412)	(18,146,723)	(181,978,133)

Net Decrease	(2,005,678)	$(19,640,620)	(905,807)	$(8,677,704)

Class B
Shares sold	1,397,726	$13,785,316	5,106,013	$51,406,875
Shares issued on reinvestment	311,422	3,069,324	376,407	3,767,617
Shares reacquired	(3,650,226)	(35,966,404)	(6,226,730)	(62,230,421)

Net Decrease	(1,941,078)	$(19,111,764)	(744,310)	$(7,055,929)

Class C*
Shares sold	148,983	$1,474,075	830,786	$8,330,984
Shares issued on reinvestment	48,865	481,257	70,241	702,670
Shares reacquired	(935,056)	(9,235,069)	(1,541,495)	(15,426,091)

Net Decrease	(737,208)	$(7,279,737)	(640,468)	$(6,392,437)

32       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class Y
Shares sold	2,046,650	$20,185,288	14,439,017	$145,457,041
Shares issued on reinvestment	401,761	3,959,821	392,218	3,915,533
Shares reacquired	(3,524,368)	(34,760,507)	(4,351,255)	(43,301,243)

Net Increase (Decrease)	(1,075,957)	$(10,615,398)	10,479,980	$106,071,331

Class Z**
Shares sold	—	—	1,318,540	$13,275,467
Shares issued on reinvestment	—	—	118,326	1,191,967
Shares reacquired	—	—	(12,788,110)	(128,756,595)

Net Decrease	—	—	(11,351,244)	$(114,289,161)

*	On April 29, 2004, Class L shares were renamed as Class C shares.
**	As of April 21, 2003, Class Z shares were fully redeemed.

7.	Income Tax Information and Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$30,549,653	$34,453,798
Tax return of capital	308,494	—

Total Distributions Paid	$30,858,147	$34,453,798

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward	$(70,301,796	)*
Other book/tax temporary differences	(3,101,146	)**
Unrealized appreciation	3,943,110	***

Total Accumulated Losses	$(69,459,832)

*	On December 31, 2004, the Fund had a net capital loss carryforward of approximately $70,301,796, of which $3,192,660 expires in 2006, $48,487,598 expires in 2007, $16,358,450 expires in 2008 and $2,263,088 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, tax deferral of losses on straddles and the realization for tax purposes of unrealized gains/losses on certain futures contracts.
***	The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

33       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related

34       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action

35       Smith Barney Government Securities Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

36       Smith Barney Government Securities Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. (“Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2005

37       Smith Barney Government Securities Fund      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Government Securities Fund (“Fund”) are managed under the direction of the Smith Barney Investment Funds Inc. Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agents (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:

Paul R. Ades Paul R. Ades, PLLC 181 West Main Street Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present); Partner in Law Firm of Murov & Ades, Esqs. (from 1970 to 2000)	16	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1994	Professor, Harvard Business School	50	None

Frank G. Hubbard Avatar International, Inc. 87 Whittredge Road Summit, NJ 07901 Birth Year: 1937	Director	Since 1994	President of Avatar International, Inc. (Business Development) (since 1998); Vice President of S&S Industries (Chemical Distribution) (from 1995 to 1998)	16	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	16	None

38       Smith Barney Government Securities Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	16	None

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

39       Smith Barney Government Securities Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Officers:

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Mark Lindbloom CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1956	Vice President and Investment Officer	Since 2002	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Francis Mustaro CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1950	Vice President and Investment Officer	Since 2002	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

40       Smith Barney Government Securities Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering	N/A	N/A
	Chief Compliance Officer	Since 2004	Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

41       Smith Barney Government Securities Fund      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by Smith Barney Investment Funds Inc. — Smith Barney Government Securities Fund during the taxable year ended December 31, 2004:

Record Date:	January 27, 2004	Monthly Feb. through Dec. 2004
Payable Date:	January 30, 2004	Monthly Feb. through Dec. 2004

Interest from Federal Obligations	19.12%	19.12%

Return of Capital	0.70%	1.03%

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

42       Smith Barney Government Securities Fund      |      2004 Annual Report

SMITH BARNEY

GOVERNMENT SECURITIES FUND

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Mark Lindbloom

Vice President and Investment Officer

Francis Mustaro

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Investment Funds Inc.

Smith Barney Government

Securities Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Government Securities Fund, but it may also be used as sales literature.

SMITH BARNEY GOVERNMENT SECURITIES FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0316 2/05 FD0316 2/05	05-7891 05-7891

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a Member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Investment Funds Inc. were $55,000 and $55,000 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Smith Barney Investment Funds Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Smith Barney Investment Funds Inc. of $4,700 and $4,700 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Funds Inc.

(d)	All Other Fees for Smith Barney Investment Funds Inc. of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds Inc. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Smith Barney Investment Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Investment Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED–END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a– 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: March 10, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date: March 10, 2005